UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 2015
_____________________________________________
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
_____________________________________________

MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
_____________________________________________

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Item 5.02 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, effective September 14, 2015, Apartment Investment and Management Company (“Aimco”) promoted Paul Beldin to Executive Vice President and Chief Financial Officer. Also as previously disclosed, effective September 23, 2015, Aimco promoted Charles A. (“Andrew”) Higdon to Senior Vice President and Chief Accounting Officer.
Aimco has agreed to pay Mr. Beldin a base salary of $350,000 per year. Going forward, Mr. Beldin’s target short-term incentive is $300,000, payable in cash. Mr. Beldin’s target long-term incentive, expected to be granted in early 2016, is $500,000, payable consistently with Aimco compensation policies in restricted stock and/or stock options vesting over a period of years, with such mix determined in Aimco’s discretion and with the largest portion subject to performance hurdles. Mr. Beldin’s 2015 target compensation will be prorated based on the portion of the year for which he served as Senior Vice President and Chief Accounting Officer and the portion for which he serves as Executive Vice President and Chief Financial Officer. Both Aimco’s performance and Mr. Beldin’s individual performance will determine the amount paid for 2015 short-term incentive compensation, and such amount may be less than or in excess of this target amount.
Aimco has agreed to pay Mr. Higdon a base salary of $200,000 per year. Going forward, Mr. Higdon’s target short-term incentive is $115,000, payable in cash. Mr. Higdon’s target long-term incentive, expected to be granted in early 2016, is $85,000, payable consistently with Aimco compensation policies in restricted stock, stock options or deferred cash to vest over a period of years, with such mix determined in Aimco’s discretion. Mr. Higdon’s 2015 compensation will be prorated based on the portion of the year for which he served as Vice President and Corporate Controller and the portion for which he serves as Senior Vice President and Chief Accounting Officer. Both Aimco’s performance and Mr. Higdon’s individual performance will determine the amount paid for 2015 short-term incentive compensation, and such amount may be less than or in excess of this target amount.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 19, 2015

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Lisa R. Cohn
	Name:	Lisa R. Cohn
	Title:	Executive Vice President, General Counsel and Secretary

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner
By:	/s/ Lisa R. Cohn
	Name:	Lisa R. Cohn
	Title:	Executive Vice President, General Counsel and Secretary